     As filed with the Securities and Exchange Commission on June 26, 2002
                              Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                           CALIPER TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)

        DELAWARE                                         33-0675808
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                                 ---------------

                               605 FAIRCHILD DRIVE
                          MOUNTAIN VIEW, CA 94043-2234
           (Address of principal executive offices including zip code)

                                 ---------------

                           1999 EQUITY INCENTIVE PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            (Full title of the plans)


                                JAMES L. KNIGHTON
                             CHIEF FINANCIAL OFFICER
                           CALIPER TECHNOLOGIES CORP.
                               605 FAIRCHILD DRIVE
                          MOUNTAIN VIEW, CA 94043-2234
                                 (650) 623-0700
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 ---------------

                                   COPIES TO:
                              ROBERT L. JONES, ESQ.
                              BRETT D. WHITE, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                           PALO ALTO, CALIFORNIA 94306
                                 (650) 843-5000

                                 ---------------

                                        CALCULATION OF REGISTRATION FEE
==============================================================================================================================
                                                          PROPOSED MAXIMUM          PROPOSED MAXIMUM
   TITLE OF SECURITIES      AMOUNT TO BE REGISTERED           OFFERING                  AGGREGATE             AMOUNT OF
     TO BE REGISTERED                 (1)               PRICE PER SHARE (2)        OFFERING PRICE (2)      REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
    Common Stock (par              2,694,639         (see Notes to Calculation       $17,080,718.73           $1,571.43
      value $0.001)                                     of Registration Fee)
==============================================================================================================================

(1) 2,456,997 shares to be registered pursuant to the 1999 Equity Incentive Plan, 201,642 shares to be registered pursuant to the 1999 Employee Stock Purchase Plan and 36,000 shares to be registered pursuant to the 1999 Non-Employee Directors' Stock Option Plan. This Registration Statement shall cover any additional shares of Common Stock which become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant's outstanding Common Stock.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price of the shares to be offered under the these plans are based upon (a) the weighted average exercise price for shares issuable pursuant to outstanding options granted under the 1999 Equity Incentive Plan and (b) the average of the high and low prices of the Registrant's Common Stock on June 20, 2002 as reported on the Nasdaq National Market (pursuant to Rule 457(c) under the Act) for shares reserved for future issuance under (i) the 1999 Equity Incentive Plan,
        (ii) the 1999 Employee Stock Purchase Plan and (iii) the 1999 Non-Employee Directors' Stock Option Plan. The registration fee is calculated as follows:

-------------------------------------------------------------------------------------------
                                                   OFFERING PRICE PER  AGGREGATE OFFERING
             PLAN               NUMBER OF SHARES          SHARE               PRICE
-------------------------------------------------------------------------------------------
Shares issuable pursuant to          88,938               $6.01            $534,517.38
outstanding options under the
1999 Equity Incentive Plan
-------------------------------------------------------------------------------------------
Shares reserved for future          2,368,059            $6.350          $15,037,174.65
issuance under the 1999
Equity Incentive Plan
-------------------------------------------------------------------------------------------
Shares reserved for future           201,642             $6.350           $1,280,426.70
issuance under the 1999
Employee Stock Purchase Plan
-------------------------------------------------------------------------------------------
Shares reserved for future           36,000              $6.350            $228,600.00
issuance under the 1999
Non-Employee Directors' Stock
Option Plan
-------------------------------------------------------------------------------------------
            TOTAL                   2,694,639                            $17,080,718.73
-------------------------------------------------------------------------------------------

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                      REGISTRATION STATEMENTS ON FORMS S-8

        The contents of Registration Statement on Form S-8 (No. 333-95007) filed with the Securities and Exchange Commission on January 20, 2000 are incorporated by reference herein.

        The contents of Registration Statement on Form S-8 (No. 333-40466) filed with the Securities and Exchange Commission on June 29, 2000 are incorporated by reference herein.

        The contents of Registration Statement on Form S-8 (No. 333-69722) filed with the Securities and Exchange Commission on September 20, 2001 are incorporated by reference herein.

                                    EXHIBITS

  EXHIBIT
  NUMBER                               DESCRIPTION
  4.1(1)     Amended and Restated Certificate of Incorporation of the
             Registrant.

  4.2(2)     Amended and Restated Bylaws of the Registrant.

  4.3(3)     Specimen Stock Certificate.

  4.4(4) Rights Agreement, dated as of December 18, 2001, between Registrant and Wells Fargo Bank Minnesota, N.A., as Rights Agent.

  5.1        Opinion of Cooley Godward LLP.

 23.1        Consent of Ernst & Young LLP, independent auditors.

 23.2        Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

 24.1        Power of Attorney.  Reference is made to Signature Page.

 99.2(5)     1999 Equity Incentive Plan.

 99.3(5)     1999 Employee Stock Purchase Plan.

 99.4(5)     1999 Non-Employee Directors' Stock Option Plan.

(1) Previously filed as Exhibit 3.3 to the Registration Statement on Form S-1 (No. 333-88827), as amended, and incorporated herein by reference.

(2) Previously filed as Exhibit 3.4 to the Registration Statement on Form S-1 (No. 333-88827), as amended, and incorporated herein by reference.

(3) Previously filed as Exhibit 4.2 to the Registration Statement on Form S-1 (No. 333-88827), as amended, and incorporated herein by reference.

(4) Previously filed as Exhibit 99.1 to Current Report on Form 8-K filed December 19, 2001, and incorporated herein by reference.

(5) Previously filed as the like-numbered Exhibit to the Registration Statement on Form S-8 (No. 333-95007), and incorporated herein by reference.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, June 25, 2002.


                                            Caliper Technologies Corp.


                                            By: /s/ James L. Knighton
                                               ---------------------------------
                                               James L. Knighton
                                               Chief Financial Officer


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel L. Kisner, M.D. and James L. Knighton, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        June 25, 2002

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                              TITLE                             DATE
          ---------                              -----                             ----
/s/ Daniel L. Kisner, M.D.       President, Chief Executive Officer and       June 25, 2002
------------------------------   Director (Principal Executive Officer)
    Daniel L. Kisner, M.D.

/s/ James L. Knighton                   Chief Financial Officer               June 25, 2002
------------------------------        (Principal Financial Officer)
    James L. Knighton

/s/ Anthony Hendrickson                   Corporate Controller                June 25, 2002
------------------------------       (Principal Accounting Officer)
    Anthony Hendrickson

/s/ David V. Milligan, Ph.D.                    Director                      June 25, 2002
------------------------------
    David V. Milligan, Ph.D.

/s/ Robert C. Bishop, Ph.D.                     Director                      June 25, 2002
------------------------------
    Robert C. Bishop, Ph.D.

/s/ Anthony B. Evnin, Ph.D.                     Director                      June 25, 2002
------------------------------
    Anthony B. Evnin, Ph.D.

/s/ Regis P. McKenna                            Director                      June 25, 2002
------------------------------
    Regis P. McKenna

/s/ Robert T. Nelsen                            Director                      June 25, 2002
------------------------------
    Robert T. Nelsen

EXHIBIT INDEX

  EXHIBIT
  NUMBER                               DESCRIPTION
  4.1(1)     Amended and Restated Certificate of Incorporation of the
             Registrant.

  4.2(2)     Amended and Restated Bylaws of the Registrant.

  4.3(3)     Specimen Stock Certificate.

  4.4(4) Rights Agreement, dated as of December 18, 2001, between Registrant and Wells Fargo Bank Minnesota, N.A., as Rights Agent.

  5.1        Opinion of Cooley Godward LLP.

 23.1        Consent of Ernst & Young LLP, independent auditors.

 23.2        Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

 24.1        Power of Attorney.  Reference is made to Signature Page.

 99.2(5)     1999 Equity Incentive Plan.

 99.3(5)     1999 Employee Stock Purchase Plan.

 99.4(5)     1999 Non-Employee Directors' Stock Option Plan.


(1) Previously filed as Exhibit 3.3 to the Registration Statement on Form S-1 (No. 333-88827), as amended, and incorporated herein by reference.

(2) Previously filed as Exhibit 3.4 to the Registration Statement on Form S-1 (No. 333-88827), as amended, and incorporated herein by reference.

(3) Previously filed as Exhibit 4.2 to the Registration Statement on Form S-1 (No. 333-88827), as amended, and incorporated herein by reference.

(4) Previously filed as Exhibit 99.1 to Current Report on Form 8-K filed December 19, 2001, and incorporated herein by reference.

(5) Previously filed as the like-numbered Exhibit to the Registration Statement on Form S-8 (No. 333-95007), and incorporated herein by reference.